SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2006

WHITEHALL JEWELLERS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15615 (Commission File Number)	36-1433610 (IRS Employer Identification No.)
155 N. Wacker Drive
Suite 500
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 782-6800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On April 14, 2006, Daniel H. Levy notified the Company that he is resigning from the Board effective May 1, 2006. Mr. Levy is currently the Chairman of the Board, the Chairman of the Compensation Committee of the Board and a member of the Audit Committee of the Board. In the fall of 2005, Mr. Levy also served as interim Chief Executive Officer for the Company. The Company thanks Mr. Levy for the exemplary service and commitment that he has provided through his tenure with the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL JEWELLERS, INC. (Registrant)
By:	/s/ John Desjardins
	Name:	John Desjardins
	Title:	Executive Vice President and Chief Financial Officer

Date: April 20, 2006